UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(0) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 26, 2024

LeMaitre Vascular, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33092	04-2825458
(Commission File Number)	(IRS Employer Identification No.)

63 Second Avenue	01803
Burlington, Massachusetts	(Zip Code)
(Address of Principal Executive Offices)

(781) 221-2266
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Exchange Act:

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	LMAT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On August 26, 2024, LeMaitre Vascular, Inc. (the “Company”), announced that Joseph P. Pellegrino, Jr. will retire as an employee of the company, including as Chief Financial Officer, effective as of March 7, 2025, following the anticipated filing of the 2024 Fiscal Year 10-K. Mr. Pellegrino will remain on the Board of Directors. The Company thanks Mr. Pellegrino for his 19 years of executive service and is thrilled to retain his Board-level services going forward. Mr. Pellegrino was re-elected to the Board in June 2024 and will serve out the remainder of this term until June 2027. The Company will conduct a search for a replacement Chief Financial Officer and anticipates Mr. Pellegrino being involved in the hiring, selection and onboarding process. As of August 26, 2024, the Company reaffirms its August 1, 2024 financial guidance covering Q3 2024 and Full-Year 2024.

Disclaimer on Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements regarding the Company’s business that are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are based on management’s current, preliminary expectations and are subject to risks and uncertainties that could cause actual results to differ from the results predicted. These risks and uncertainties include risks and uncertainties included under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as updated by its subsequent filings with the SEC, all of which are available on the Company’s investor relations website at http://www.lemaitre.com and on the SEC’s website at http://www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEMAITRE VASCULAR, INC.
Dated: August 26, 2024	By:	/s/ George W. LeMaitre
Name: George W. LeMaitre
Title: Chief Executive Officer